CURRENT REPORT ON FORM 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2009

JMAR Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10905 Technology Place, San Diego, California		92127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 24, 2009, the board of directors of JMAR Technologies, Inc. (the “Company”) and LV Administrative Services as administrative and collateral agent for Laurus Master Fund, Ltd (in liquidation) and other affiliates of Laurus (“Laurus”), agreed, and the Company has thus granted its approval, to the terms of the Secured Party – Peaceful Possession Letter. In conjunction with this letter, Dr. Beer’s last day with the Company will be April 30, 2009. Earlier, on April 22, 2009  Laurus notified certain parties of the Public Sale on May 4, 2009 of some or all of the personal property assets of the Company and its subsidiaries (the”Debtors”).

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description of Document
99.1 99.2	Secured Party - Peaceful Possession Letter, executed April 24, 2009 Notification of Disposition of Collateral, dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

April 24, 2009	By:	/s/ C. Neil Beer
Name: C. Neil Beer
Title: Chief Executive Officer

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